                                                                   EXHIBIT 10.47



                      FIFTH AMENDMENT TO CREDIT AGREEMENT
                                   AND CONSENT

         THIS FIFTH AMENDMENT TO CREDIT AGREEMENT AND CONSENT, dated as of December 30, 1999 (the "AMENDMENT") relating to the Credit Agreement referenced below, is by and among FRESH FOODS, INC., a North Carolina corporation (the "COMPANY"), the subsidiaries of the Company listed on the signature pages hereto (collectively referred to as the "SUBSIDIARY BORROWERS" or individually referred to as a "SUBSIDIARY BORROWER") (hereinafter, the Company and the Subsidiary Borrowers are collectively referred to as the "BORROWERS" or individually referred to as a "BORROWER"), each of those financial institutions identified as Lenders on the signature pages hereto (together with each of their successors and assigns, referred to individually as a "LENDER" and, collectively, as the "LENDERS"), and FIRST UNION COMMERCIAL CORPORATION ("FUCC"), acting in the manner and to the extent described in Article XIII of the Credit Agreement (in such capacity, the "AGENT"). Terms used herein but not otherwise defined herein shall have the meanings provided in the Credit Agreement.

                               W I T N E S S E T H

         WHEREAS, a $75,000,000 credit facility was extended to the Merged Borrowers, the Company and the Subsidiary Borrowers (as such terms are defined below) pursuant to the terms of that certain Credit Agreement dated as of June 9, 1998 (as amended, modified or otherwise supplemented, the "CREDIT AGREEMENT") among the Merged Borrowers, the Company, the Subsidiary Borrowers and certain former subsidiaries of the Company, the Lenders and the Agent;

         WHEREAS, the Borrowers have requested that the Credit Agreement be amended as described herein; and

         WHEREAS, the Lenders are willing to furnish such consent and acknowledgment and make such amendments;

         NOW, THEREFORE, IN CONSIDERATION of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         (A) AMENDMENTS AND CONSENT.

                  1. Schedules 1.1F, 6.1, 6.7, 6.8, 6.9, 6.14, 6.17, 6.19, 6.28,
         6.31, and 9.10, to the Credit Agreement, Schedules 3(a), 3(b) and 3(c), to the Security Agreement and Schedules 1(b) and 2(a) to the Pledge Agreement are hereby amended and replaced in their entirety with the Schedules attached hereto as Exhibit A.

                  2. The text of Section 9.12 of the Credit Agreement is hereby deleted in its entirety and replaces with the word "[Reserved]".

                  3. Notwithstanding the provisions of Section 7.3 and Section
         9.4 of the Credit Agreement to the contrary, the Lenders hereby consent to the merger of Pierre Foods, LLC and Pierre Leasing, LLC (collectively, the "MERGED BORROWERS") with and into the Company, with the Company as the surviving corporation (the "December 1999 Reorganization"), subject to the satisfaction of all conditions precedent contained in Section C hereof.

                  4. In connection with the December 1999 Reorganization, the Merged Borrowers have ceased to exist as separate legal entities as a result of merger into the Company. Accordingly, on the effective date of this Amendment, following the December 1999 Reorganization, the Borrowers under the Credit Agreement shall be the Company and the remaining Subsidiary Borrower (referred to herein as the "POST-REORGANIZATION BORROWERS" or the "BORROWERS"). The Lenders hereby acknowledge and agree that the Merged Borrowers shall, as of the date hereof, cease to be Borrowers under the Credit Agreement.

         (B) REPRESENTATIONS AND WARRANTIES.

         Each Borrower hereby represents and warrants that (i) the representations and warranties contained in Article VI of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date (except for those representations and warranties which by their terms relate solely to an earlier date) and after giving effect to the amendments contained herein and the amended and restated Schedules to the Credit Documents attached hereto as EXHIBIT A, (ii) no Default or Event of Default exists under the Credit Agreement on and as of the date hereof and after giving effect to the amendments contained herein, (iii) it has the corporate power and authority to execute and deliver this Amendment and to perform its obligations hereunder and has taken all necessary corporate action to authorize the execution, delivery and performance by it of this Amendment and (iv) it has duly executed and delivered this Amendment, and this Amendment constitutes its legal, valid and binding obligation enforceable in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting the rights of creditors generally or by general principles of equity.

         (C) CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective upon satisfaction of the following conditions precedent:

                  1. CORPORATE DOCUMENTS. Receipt by the Agent of copies of resolutions of the Board of Directors of each relevant Borrower approving and implementing the December 1999 Reorganization and the transactions contemplated thereby and of each Borrower approving and authorizing execution and delivery of this Amendment, certified by a secretary or assistant secretary of such Borrower to be true and correct and in force and effect as of the date hereof.

                  2. PERSONAL PROPERTY COLLATERAL. Receipt by the Agent of the following:

                           (a) New and/or amended UCC-1 financing statements for
                  the Borrowers, as appropriate and necessary to perfect or continue the perfection of the Agent's security interest in the Collateral.

                           (b) Such patent/trademark/copyright filings as
                  requested by the Agent in order to perfect the Agent's security interest in the Collateral following the December 1999 Reorganization, including, without limitation, filings to effect name changes and transfers of intellectual property with the U.S. Patent and Trademark Office and new notices of grants of security interests in favor of the Agent to reflect such changes and transfers.

                  3. REAL PROPERTY COLLATERAL. Receipt by the Agent of the following:

                           (a) In regard to all Eligible Real Properties owned
                  by the Borrowers which have been or are to be affected by the December 1999 Reorganization, the Company shall comply with, and furnish to the Agent the items listed in, Section 7 of
                  Schedule 1.1(b) to the Credit Agreement (other than new Mortgage Instruments), including but not limited to

                                    (i) copies of filed merger documents for the
                           Mortgaged Properties set forth on Exhibit B hereto;

                                    (ii) copies of executed deeds for the
                           Mortgaged Properties set forth on Exhibit B hereto, as necessary;

                                    (iii) delivery of title commitments without
                           survey exceptions for all Mortgaged Properties, as necessary;

                                    (iv) delivery of all title exceptions
                           relating thereto all Mortgaged Properties, as necessary; and

                                    (v) insurance certificates relating to all
                           Mortgaged Properties set forth on Exhibit B hereto, as necessary.

                 4. OPINIONS OF COUNSEL. Receipt by the Agent of an opinion, or opinions (which shall cover, among other things, authority, legality, validity, binding effect, enforceability of this Amendment and attachment and perfection of liens), satisfactory to the Agent, addressed to the Agent and the Lenders and dated the date hereof, from legal counsel to the Borrowers.

         (D) Except as modified hereby, all of the terms and provisions of the Credit Agreement (and Exhibits and Schedules thereto) shall remain in full force and effect.

         (E) The Borrowers agree to pay all reasonable costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen, PLLC.

         (F) This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

         (G) This Amendment and the Credit Agreement as amended hereby shall be governed by and construed and interpreted in accordance with the laws of the State of North Carolina.

                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

COMPANY:                            FRESH FOODS, INC.

                                    By: /s/ Pamela M. Witters
                                        --------------------------------
                                    Name:  Pamela M. Witters
                                    Title: Chief Financial Officer, Secretary
                                           and Treasurer

SUBSIDIARY BORROWERS:               FRESH FOODS PROPERTIES, LLC

                                           By: FRESH FOODS, INC.,
                                               its Sole Member


                                    PIERRE FOODS, LLC

                                           By: FRESH FOODS, INC.,
                                               its Sole Member

                                    PIERRE LEASING, LLC

                                           By: FRESH FOODS, INC.,
                                               its Sole Member

                                    By: /s/ Pamela M. Witters
                                        --------------------------------
                                    Name:  Pamela M. Witters
                                    Title: Chief Financial Officer, Secretary
                                           and Treasurer

AGENT AND LENDERS:                          FIRST UNION COMMERCIAL CORPORATION,
                                            as Agent and a Lender

                                            By: /s/ Eric Butler
                                               --------------------------------
                                            Name:  Eric Butler
                                                 ------------------------------
                                            Title: SVP
                                                  -----------------------------

                                            NATIONSBANK, N.A.,
                                            as a Lender

                                            By: /s/ Brian R. O'Fallon
                                               --------------------------------
                                            Name: Brian R. O'Fallon
                                                 ------------------------------
                                            Title: Senior Vice President
                                                  -----------------------------

                                            NATIONAL CITY COMMERCIAL
                                            FINANCE, INC.,
                                            as a Lender

                                            By: /s/ Carrie C. Tate
                                               --------------------------------
                                            Name: Carrie C. Tate
                                                 ------------------------------
                                            Title: Vice President
                                                  -----------------------------

                                            AMERICAN NATIONAL BANK AND
                                            TRUST COMPANY OF CHICAGO,
                                            as a Lender

                                            By: /s/ Elizabeth J. Limpert
                                               --------------------------------
                                            Name: Elizabeth J. Limpert
                                                 ------------------------------
                                            Title:  First VP
                                                  -----------------------------

                        (SCHEDULES AND EXHIBITS OMITTED)